UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

MAY 21, 2024
Date of Report (date of earliest event reported)
Beyond, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-41850	87-0634302
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

799 W. Coliseum Way
Midvale, Utah 84047
(Address of principal executive offices)

(801) 947-3100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BYON	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously disclosed on the Current Report on Form 8-K filed with the Securities and Exchange Commission by Beyond, Inc. (the “Company”) on February 20, 2024, on February 16, 2024, the Company’s board of directors approved an amendment to the Company’s Amended and Restated 2005 Equity Incentive Plan to increase the annual limit on the number of performance shares that may be issued to any eligible participant to 250,000 performance shares, subject to stockholder approval of such amendment at the Company’s 2024 Annual Meeting of Stockholders (the “2005 Plan Amendment”). On May 21, 2024, the Company held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”), at which the stockholders approved the 2005 Plan Amendment.

A detailed description of the 2005 Plan Amendment was set forth in Proposal 5 in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 28, 2024 (the “Proxy Statement”), which description is incorporated herein by reference and is qualified in its entirety by reference to the 2005 Plan Amendment filed herewith as Exhibit 10.1.

Additionally, as previously disclosed on the Current Report on Form 8-K filed with the Securities and Exchange Commission by the Company on February 20, 2024, on that date the Company’s board of directors granted to Marcus Lemonis, the Executive Chairman of the Board, a performance-based stock option to purchase up to 2,250,000 shares of the Company’s common stock (the “Executive Chairman Performance Award”). The Executive Chairman Performance Award has exercise prices and vesting conditions that represent ambitious stock price growth milestones above the trading price of the Company’s common stock at the time Mr. Lemonis joined the Company’s board of directors. At Mr. Lemonis’ request, the Executive Chairman Performance Award was subject to stockholder approval at the Annual Meeting. At the Annual Meeting, the stockholders voted to approve the grant of the Executive Chairman Performance Award.

A detailed description of the Executive Chairman Performance Award was set forth in Proposal 6 in the Proxy Statement, which description is incorporated herein by reference and is qualified in its entirety by reference to the Executive Chairman Performance Award Notice and Award Agreement filed herewith as Exhibit 10.2.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 21, 2024, the Company held the Annual Meeting, at which the stockholders voted in favor of an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Current Charter”), to declassify the Company’s board of directors (the “Declassification Amendment”). The Declassification Amendment also amends the Current Charter to provide that directors may be removed with or without cause by the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding capital stock of the Company entitled to vote in the election of directors.

A detailed description of the Declassification Amendment was set forth in Proposal 4 in the Proxy Statement, which description is incorporated herein by reference and is qualified in its entirety by reference to the full text of the Certificate of Amendment to the Amended and Restated Certificate of Incorporation filed herewith as Exhibit 3.1 (the “Certificate of Amendment”). The Company’s board of directors previously approved the Declassification Amendment, and it became effective upon filing the Certificate of Amendment with the Secretary of State of the State of Delaware on May 23, 2024.

Additionally, in connection with the Declassification Amendment, the Board previously approved conforming amendments to the Company’s Third Amended and Restated Bylaws (as amended, the “Fourth Amended and Restated Bylaws”) to provide that directors may be removed with or without cause, which became effective upon the approval of the Declassification Amendment at the Annual Meeting.

The foregoing description of the Fourth Amended and Restated Bylaws is qualified in its entirety by reference to, and should be read in conjunction with, the complete text of the Fourth Amended and Restated Bylaws filed herewith as Exhibit 3.2. In addition, a marked copy of the Fourth Amended and Restated Bylaws showing all changes made to the Company’s Third Amended and Restated Bylaws is attached hereto as Exhibit 3.3.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on May 21, 2024. There were 45,733,478 shares of stock outstanding eligible to be voted at the Annual Meeting, of which 34,029,281 shares of stock were presented in person or represented by proxy at the Annual Meeting, which constituted a quorum to conduct business. The following are the voting results for the proposals considered and voted upon at the Annual Meeting, all of which are described in detail in the Proxy Statement.

Proposal 1 - Election of Directors

The election of the individuals named below as members of the Board of Directors, to serve for a term of one year ending at the 2025 annual meeting of stockholders and until such person’s respective successor has been duly elected and qualified or until such person’s earlier death, resignation, or removal, was approved by the following vote:

Name	For	Withheld	Broker Non-Votes
Joanna C. Burkey	22,479,091	680,265	10,869,925
Barclay F. Corbus	17,089,060	6,070,296	10,869,925

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm

The ratification of the Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024 was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
32,583,639	1,357,363	88,279	0

Proposal 3 – Say on Pay Vote

The approval, on an advisory (non-binding) basis, of the compensation paid by the Company to its named executive officers (the “Say on Pay Vote”), was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
20,689,040	2,406,890	63,426	10,869,925

Proposal 4 – Declassification Amendment

The approval of the Declassification Amendment was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
22,976,434	130,271	52,651	10,869,925

Proposal 5 – 2005 Plan Amendment

The approval of the 2005 Plan Amendment was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
20,757,320	2,365,102	36,934	10,869,925

Proposal 6 – Executive Chairman Performance Award

The approval of the Executive Chairman Performance Award was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
12,590,086	10,152,136	417,134	10,869,925

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Beyond, Inc.
3.2	Fourth Amended and Restated Bylaws of Beyond, Inc.
3.3	Marked Fourth Amended and Restated Bylaws of Beyond, Inc.
10.1	Amendment to the Beyond, Inc. Amended and Restated 2005 Equity Incentive Plan
10.2	Executive Chairman Performance Award Grant Notice and Award Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEYOND, INC.

By:	/s/ E. Glen Nickle
E. Glen Nickle
Chief Legal Officer
Date:	May 24, 2024

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